UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                  FORM 8-K/A
                                CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):  November 2, 2005

                             ELIZABETH ARDEN, INC.
            (Exact name of registrant as specified in its charter)

      Florida                     1-6370                  59-0914138
  ---------------              ------------           -------------------
  (State or other              (Commission              (IRS Employer
  jurisdiction of              File Number)           Identification No.)
  incorporation)

             2400 SW 145 Avenue, Miramar, Florida         33027
           ----------------------------------------     ----------
           (Address of principal executive offices)     (Zip Code)

   Registrant's telephone number, including area code:  (954) 364-6900

              14100 N.W. 60th Avenue, Miami Lakes, Florida 33014
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
     (17 CFR 240.14a-12(b))
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Amended Current Report on Form 8-K amends the Current Report on Form 8-K filed on November 3, 2005 as follows: The press release furnished as Exhibit 99.1 is amended to include footnotes that reconcile the non-generally accepted accounting principles ("non-GAAP") measures of (i) free cash flow and (ii) net income and net income per diluted share excluding compensation costs related to FAS 123R and debt extinguishment charges to the related GAAP operations and net income and net income per diluted share, respectively. The footnotes also explain why the presentation of these non-GAAP measures provide useful information to investors about the Company's financial condition and limitations on the use of free cash flow.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
------------------------------------------------
Item 1.01   Entry into a Material Definitive Agreement

      On November 2, 2005, Elizabeth Arden, Inc. (the "Company") entered into the fourth amendment (the "Amendment") to its Second Amended and Restated Credit Agreement between JPMorgan Chase Bank, as administrative agent, Bank of America (formerly Fleet National Bank) as collateral agent, and the banks listed on the signature pages thereto (the "Credit Facility"). The Amendment
(i) extends the maturity of the Credit Facility to December 2010 from June 2009, (ii) reduces the interest rates and commitment fees based on the Company's debt service coverage ratio, (iii) permits the Company to increase the size of the Credit Facility by up to $100 million without the consent of all the banks, and (iv) permits the Company to pay cash dividends on the common stock, par value $.01 per share (the "Common Stock"), repurchase Common Stock or make other distributions to the common shareholders if the Company maintains borrowing availability after the applicable payment of at least $25 million from June 1 to November 30 and at least $35 million from December 1 to May 31.

SECTION 2 - FINANCIAL INFORMATION
---------------------------------
Item 2.02   Results of Operations and Financial Condition

      On November 3, 2005, the Company issued a press release to (i) announce the financial results for the first quarter year ended September 30, 2005;
(ii) provide net sales and earnings per diluted share guidance for the second quarter ended December 31, 2005 and for the fiscal year ended June 30, 2006; and (iii) to announce the share repurchase program set forth below under Item
8.01 Other Events.

      A copy of the press release is furnished as Exhibit 99.1 to this Form
8-K.

SECTION 8 - OTHER EVENTS
------------------------
Item 8.01   Other Events

      On November 3, 2005, the Board of Directors of the Company approved a share repurchase program of up to $40 million of the Common Stock through March 31, 2007.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------
Item 9.01   Financial Statements and Exhibits

      (c)  Exhibits
              99.1  Press release dated November 3, 2005.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ELIZABETH ARDEN, INC.


Date:  March 10, 2006                     /s/ Stephen J. Smith
                                           --------------------
                                           Stephen J. Smith
                                           Executive Vice President and
                                            Chief Financial Officer